TAXES ON INCOME	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 6:-	TAXES ON INCOME

a.	Tax rates applicable to the Company:

Taxable income of the Company is subject to the Israeli Corporate tax rate which was 23% for the years ended December 31, 2021,2020 and 2019.

b.	Net operating loss carry forward:

As of December 31, 2021, and 2020, the Company had net operating loss carry forwards for Israeli income tax purposes of approximately $19,261 and $15,114, respectively. Net operating loss carry forwards in Israel may be carried forward indefinitely and offset against future taxable income.

c.	As of December 31, 2021, the Company had final tax assessments for tax years prior to and including the tax year ended December 31, 2015.

d.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

	December 31,
	2021	2020
Deferred tax assets:
Net operating loss carry forward	$4,434	$3,476

Deferred tax asset before valuation allowance	4,434	3,476
Valuation allowance	(4,434)	(3,476)

Net deferred tax asset	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized.

The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating losses are utilized. Based on consideration of these factors, the Company recorded a full valuation allowance on December 31, 2021 and 2020.

e.	Reconciliation of theoretical tax expenses to actual expenses

The primary difference between the statutory tax rate of the Company and the effective rate results virtually from the changes in valuation allowance in respect of carry forward tax losses, share based compensation expenses and research and development expenses due to the uncertainty of the realization of such tax benefits.

f.	Uncertain tax positions:

A reconciliation of the opening and closing amounts of total unrecognized tax benefits is as follows:

	December 31,	December 31,	December 31,
	2021	2020	2019
Opening balance	220	-	-
Tax positions taken in the current year	-	217	-
Interest	6	3	-
Exchange difference	8	-	-

Closing balance	$234	$220	$-

The balance of total unrecognized tax position as of December 31, 2021 is $234 which, if recognized, would affect the effective tax rate in the Company's statements of comprehensive loss.

The Company recognizes interest and penalties, if any, related to unrecognized tax positions in tax expenses and exchange differences in financial expense. The accrued interest and exchange difference related to uncertain tax positions and the expenses recognized during the year ended December 31, 2021, are $9 and $8.